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                                                                    EXHIBIT 99.3

                         CHANNEL STOCK PLEDGE AGREEMENT
                         ------------------------------



                  THIS CHANNEL STOCK PLEDGE AGREEMENT ("AGREEMENT"), dated as of December 16, 2003, is entered into by Richard K. Dickson II ("PLEDGOR"), on the one hand, and Outdoor Channel Holdings, Inc., an Alaska corporation ("PLEDGEE") on the other hand.

                                    RECITALS
                                    --------

                  A. Pledgor and Pledgee are parties to a Confidential Severance Agreement and General Release dated on or about the date hereof (the "SEVERANCE Agreement").

                  B. Pursuant to the Severance Agreement, Pledgor has agreed to pledge to Pledgee 30,500 shares (the "PLEDGED SHARES") of the common stock of The Outdoor Channel, Inc. to secure certain of Pledgor's Obligations (as defined below).

                  Therefore, the parties hereto agree as follows:

         1. PLEDGE OF STOCK.

                  1.1 PLEDGE. Pledgor hereby pledges, grants a security interest in, assigns, transfers and delivers unto Pledgee and its successors and assigns, as non-exclusive security for the faithful performance of Pledgor's Obligations all of the Pledged Shares, together with the certificates evidencing the same, which certificates shall be duly endorsed in blank or accompanied by stock powers duly executed in blank.

                  1.2 ADDITIONAL PLEDGED SHARES. In addition to the Pledged Shares, Pledgor also pledges hereunder as additional collateral security for the payment and performance in full when due by Pledgor of the Obligations (as defined below), any and all additional or other securities, rights or property to which a registered owner of the Pledged Shares may become entitled by reason of such ownership, including, without limitation, subscription rights, securities issued on or with respect to the Pledged Shares in connection with any recapitalization or other change in the capital structure of the Company, whether by merger, consolidation, sale of assets, exchange of stock or any other manner whatsoever.

                  1.3 DELIVERY OF ADDITIONAL PLEDGED SHARES. In the event that any of the securities described in Section 1.2 hereof (the "ADDITIONAL PLEDGED SHARES") are received by Pledgor, Pledgor forthwith shall transfer and deliver to Pledgee such Additional Pledged Shares, together with the certificates evidencing the same, which shall be duly endorsed in blank or accompanied by stock purchase powers duly executed in blank, all of which thereafter shall be held by Pledgee as part of the collateral. For purposes of this Agreement, the term "Pledged Shares" shall include all Additional Pledged Shares issued on account of the Pledged Shares, if any.

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                  1.4 TRANSFER OF PLEDGED SHARES. Until an "Event of Default" as
defined under Section 5 below shall have occurred, Pledgor shall remain the record owner of the Pledged Shares. Upon an Event of Default, Pledgee may cause the Pledged Shares to be transferred, registered or otherwise put into the name of Pledgee or a nominee or nominees of Pledgee, and Pledgor shall take any steps deemed necessary or helpful by Pledgee to cause such transfer or registration in accordance with Section 6 below.

                  1.5 CASH DIVIDENDS. Until an "Event of Default" as defined under Section 5 below shall have occurred, all cash dividends payable on account of the Pledged Shares shall be paid to pledgor.

         2. OBLIGATIONS SECURED. This Agreement is made and the pledge herein is given to secure Pledgor's prompt and complete performance of the following obligations (collectively, the "OBLIGATIONS"):

                           (a) The obligation of Pledgor to pay all federal and
state taxes associated with Pledgor's receipt of the Holdings Deferred Shares and the Channel Deferred Shares (as those terms are defined in the Severance Agreement) within 210 days of the date hereof;

                           (b) The obligation of Pledgor to pay any interest and
penalties attributable to any delay in paying the taxes attributable to the receipt of the Holdings Deferred Shares and the Channel Deferred Shares, to the extent Pledgor is responsible for such payments pursuant to Section 26 of the Severance Agreement within 210 days of the date hereof; and

                           (c) Each representation, warranty, agreement and
covenant of Pledgor contained in this Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF PLEDGOR. Pledgor hereby represents, warrants and agrees as follows:

                  3.1 OWNERSHIP OF THE PLEDGED SHARES. Pledgor is, and until transfer of the Pledged Shares under Section 1.4 above shall continue to be, the record owner of the Pledged Shares.

                  3.2 OWNERSHIP OF THE ADDITIONAL PLEDGED SHARES. Pledgor shall be, until transfer of the Additional Pledged Shares under Section 1.4 above, the record owner of the Additional Pledged Shares, when duly authorized and validly issued;

                  3.3 LIENS, CLAIMS, ENCUMBRANCES, ETC. Pledgor owns the Pledged Shares and shall own the Additional Pledged Shares, when duly authorized and validly issued, free and clear of any liens, claims, encumbrances or security interests of any kind or nature whatsoever (not including the lien and security interest created hereby);

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                  3.4 OTHER AGREEMENTS. Pledgor is not, and at all times
hereafter shall not be, a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any holder or owner, as the case may be, of the Pledged Shares;

                  3.5 AUTHORITY. Pledgor is not precluded in any manner whatsoever from executing, and has the requisite authority to execute, this Agreement, and pledge, transfer and grant a security interest and lien in the Pledged Shares as contemplated herein, without the approval or authorization of any other person, including any regulatory authority whatsoever; and

                  3.6 TRUTH OF REPRESENTATIONS. All representations and information now or hereafter made or given by Pledgor to Pledgee in connection with the Obligations or this Agreement were or shall be true and correct when given and shall continue to be correct.

         4. COVENANTS BY PLEDGOR. Pledgor hereby covenants and agrees as follows:

                  4.1 PERFORMANCE OF THE OBLIGATIONS. To promptly perform all of the Obligations as and when the same shall become due, whether at maturity or otherwise;

                  4.2 TAXES. To pay prior to delinquency all taxes, liens and assessments of any kind whatsoever levied or assessed against the Pledged Shares or any part thereof;

                  4.3 NOTICE OF ADDRESS CHANGE. To provide to Pledgee prompt written notice of any change in address;

                  4.4 SALE, ENCUMBRANCE, ETC. To not sell, contract to sell, encumber, hypothecate or permit or suffer any attachment, security interest, lien or other encumbrance or judgment or other judicial or involuntary lien against, or otherwise dispose of, the Pledged Shares or any part thereof;

                  4.5 DEFENSE OF PLEDGED SHARES. To defend, at Pledgor's sole cost and expense, the Pledged Shares against any and all liens, charges, security interests and other encumbrances, howsoever arising prior to or equal to the lien and security interest created hereby; and

                  4.6 FURTHER ACTIONS. At the request of Pledgee at any time and from time to time, execute all financing statements and other documents reasonably deemed necessary or advisable by Pledgee to create and perfect a security interest in, or otherwise relating to, the Pledged Shares.

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         5. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default ("EVENT OF DEFAULT") under this Agreement:

                  5.1 DEFAULT ON THE OBLIGATIONS. Pledgor shall default in the performance or observance of any of the Obligations; or

                  5.2 BREACH OF REPRESENTATION OR WARRANTY. Any representation or warranty made by Pledgor herein shall be false on the date such representation or warranty was made, or thereafter become false in any material respect.

         6. RIGHTS OF PLEDGEE UPON DEFAULT.

                  6.1 RIGHTS AND REMEDIES OF PLEDGEE. Upon the occurrence and during the continuance of any Event of Default, Pledgee shall have all of the rights and remedies accorded to a secured party by law or in equity, all of which rights and remedies shall be cumulative to the fullest extent permitted by law. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of any Event of Default, Pledgee is entitled at its option (i) to foreclose on the Pledged Shares, and sell or otherwise dispose of the Pledged Shares pursuant to Division 9 of the California Uniform Commercial Code (the "COMMERCIAL CODE"); and (ii) to incur expenses, including without limitation, reasonable attorneys' fees and costs, in the exercise of any right or remedy hereunder, the repayment of which by Pledgor is secured by this Agreement. After disposition of the collateral hereunder and the payment to Pledgee of all amounts to which Pledgee is entitled, Pledgor shall be entitled to any remaining surplus as provided for in Section 9504(2) of the Commercial Code.

                  6.2 METHOD OF SALE. In furtherance of its rights under Section
6.1 hereof, Pledgee shall have the right, without demand of performance or other demand, advertisement or notice of any kind (except such notices as may be required by law) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed to forthwith sell, assign, give option or options to purchase, contract to sell, or otherwise dispose of and deliver the Pledged Shares or any part thereof in one or more portions at public or private sale or sales at Pledgee's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Shares shall be required to purchase the securities constituting the Pledged Shares solely for investment and without any intention to make a distribution thereof) as Pledgee in its sole and absolute discretion may deem best. The foregoing disposition may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee to purchase all or any part of the Pledged Shares so sold at any such sale or sales, public or private, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released by Pledgor.

                  6.3 CUMULATIVE REMEDIES. All of Pledgee's rights and remedies including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient.

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                  6.4 PRIVATE SALES. Pledgor recognizes that Pledgee may be
unable to effect a public sale of all or a part of the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "ACT"), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Shares were sold at public sale, and that Pledgee has no obligation to delay the sale of any Pledged Shares for the period of time necessary to permit the registration of the Pledged Shares for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  6.5 CONSENTS. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Pledged Shares, or any partial disposition of the Pledged Shares, Pledgor will execute all such applications and other instruments as may be reasonably required in connection with securing any such consent, approval or authorization, and will otherwise use his best efforts to secure the same.

                  6.6 DELIVERY. Upon any sale or other disposition, Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Shares so sold or disposed of. Each purchaser at any such sale or other disposition (including Pledgee) shall hold the Pledged Shares free from any claim or rights of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives all rights of redemption, stay or appraisal which he had or may have under any rule of law or statute now existing or hereafter adopted.

         7. VOTING POWER, DIVIDENDS, AND PAYMENTS.

                  7.1 RIGHTS PRIOR TO DEFAULT. Unless and until there has occurred an Event of Default and such Event of Default is continuing, Pledgor shall have the right to exercise any and all voting, consensual and other powers of ownership pertaining to the Pledged Shares.

                  7.2 RIGHTS FOLLOWING DEFAULT. In the event that there has occurred an Event of Default, then so long as such Event of Default or any other Event of Default is continuing, and whether or not Pledgee exercises any option to declare the Notes due and payable or pursues any other remedy under the Notes or this Agreement, Pledgee, or its nominee or nominees, shall, upon written demand delivered to Pledgor, have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged


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Shares, including, without limitation, the right to receive cash dividends, and shall exercise such powers in such manner as Pledgee, in its sole and absolute discretion, shall determine to be necessary, appropriate or advisable. This Agreement shall constitute an irrevocable proxy during the term hereof empowering Pledgee to exercise all voting rights with respect to the Pledged Shares upon the occurrence of an Event of Default and the delivery by Pledgee of such demand until and unless such Event of Default shall have been cured or waived by Pledgee.

         8. TERMINATION OF SECURITY INTEREST. Upon receipt by Pledgee of (i) completed filed tax returns of Pledgor properly reporting the income attributable to the Holdings Deferred Shares and the Channel Deferred Shares and
(ii) evidence of full payment of the income taxes related to the income tax shown on such returns, this Agreement and the security interest created hereby in favor of Pledgee shall terminate, and Pledgee shall promptly return to Pledgor all of the Pledged Shares then in its possession.

         9. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the Severance Agreement contain all of the agreements, terms, promises, representations and understandings made between the parties regarding the Pledged Shares and supersede any other representations, understandings or agreements regarding the Pledged Shares. The provisions of this Agreement may not be waived, altered, amended or repealed in whole or in part except by the written consent of all of the parties hereto.

         10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         11. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         12. WAIVER. The failure or delay on the part of any party hereto to exercise any right, remedy, power or privilege shall not operate as a waiver thereof. Any waiver must be in writing and signed by the party making such waiver. A written waiver of any default shall not operate as a waiver of any other default or of the same type of default on a future occasion.

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         13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns, except as otherwise provided herein.

         14. NECESSARY ACTS. Each party hereto shall perform any further acts and execute and deliver any additional agreements, assignments or documents that may be reasonably necessary to carry out the provisions or to effectuate the purposes of this Agreement.

         15. POWER OF ATTORNEY. Pledgor hereby irrevocably nominates and appoints Pledgee as his attorney-in-fact for the following purposes: (a) to do all acts and things which Pledgee may deem necessary or advisable to hold the Pledge Shares and other collateral held in pledge pursuant to this Agreement ;
(b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which Pledgor is obligated to do under this Agreement, at the expense of Pledgor so obligated and without any obligation to do so; (c) upon the occurrence and during the continuance of an Event of Default to execute any and all papers and instruments and do all acts and other things necessary or desirable to protect Pledgee's interests in the Pledged Shares; provided, however, that Pledgee shall be under no obligation whatsoever to take any of the foregoing actions, and absent bad faith or actual malice, Pledgee shall have no liability or responsibility for any act or omission taken with respect thereto.

         16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         17. NOTICES. All notices and other communications required or which may be given hereunder shall be in writing and shall be deemed effectively given or received for all purposes only (i) when presented personally, (ii) on receipt when mailed by U.S. first class mail, registered or certified, postage prepaid, return receipt requested, (iii) one day after being sent if sent by professional overnight courier or messenger service guaranteeing one-day delivery with receipt confirmed by the courier, or (iv) on the date of transmission if sent by telegram, telex, telecopy or other means of electronic "hard copy" transmission, with receipt confirmed by answer back or otherwise, addressed as follows (or addressed as any party may subsequently designate by notice in accordance with this Section 18):

                   To Pledgee at:

                   Outdoor Channel Holdings, Inc.
                   43445 Business Park Drive, Suite 113
                   Temecula, California  92590
                   Facsimile: (909) 699-4062
                   Attention: Perry T. Massie


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                   with a copy to:      Paul, Hastings, Janofsky & Walker LLP
                                        695 Town Center Drive, Seventeenth Floor
                                        Costa Mesa, California  92626-1924
                                        Facsimile: (714) 979-1921
                                        Attention: Stephen D. Cooke, Esq.

                   If to Pledgor:

                   To the address shown on the signature page hereto, or to such other address Pledgor may specify by written notice to the Pledgee.


         18. HEADINGS AND CAPTIONS. The headings and captions used herein are solely for the purpose of reference only and are not to be considered in connection with the construction or interpretation of this Agreement.

         19. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

         20. TIME OF THE ESSENCE. Time is of the essence in the performance of the terms and provisions of this Agreement.

         21. ASSIGNMENT. Neither party hereto shall assign, sell or transfer this Agreement or any of its rights under this Agreement without the prior written consent of the other party. Notwithstanding the foregoing, in an Event of Default pursuant to Section 5 of this Agreement, Pledgee shall be entitled to assign any of its rights under this Agreement and the priority between the rights transferred and the rights maintained by Pledgee (if any) shall be determined by Pledgee, in its sole and absolute discretion, at the time of the transfer of such rights.

         22. ARBITRATION. Any dispute regarding this Agreement shall be resolved by binding arbitration in accordance with Section 22 of the Severance Agreement, which Section is hereby incorporated herein.

                            [Signature Page Attached]


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                  CHANNEL STOCK PLEDGE AGREEMENT SIGNATURE PAGE


                  IN WITNESS WHEREOF, Pledgor and Pledgee have duly executed this Agreement as of the day and year first above written.


                                               "PLEDGEE"

                                               Outdoor Channel Holdings, Inc.


                                               By:  /S/ PERRY T. MASSIE
                                                  ----------------------
                                               Name:  Perry T. Massie
                                               Title: Chief Executive Officer


                                               "PLEDGOR"

                                               /S/ RICHARD K. DICKSON II
                                               -------------------------
                                               Richard K. Dickson II

                                               Address:
                                               42950 Calle Sauza,
                                               Temecula, CA, 92590

                                               Facsimile: (949) 587-3794



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